EXHIBIT 10.5


                        UNCONDITIONAL CONTINUING GUARANTY

         THIS UNCONDITIONAL CONTINUING GUARANTY ("GUARANTY") is made and entered into as of September 29, 1997, for the benefit of DVI Financial Services Inc., a Delaware corporation ("LENDER"), whose principal place of business is located at 500 Hyde Park, Doylestown, Pennsylvania 18901, by U.S. Diagnostic Inc., a Delaware corporation ("GUARANTOR"), whose principal place of business is located at 777 South Flagler Drive, West Palm Beach, Florida 33401.

                                    RECITALS

         A. Guarantor owns all of the outstanding stock of Medical Diagnostics, Inc., a Delaware corporation ("BORROWER").

         B. Pursuant to the terms and subject to the conditions of that certain Loan and Security Agreement dated as of the date hereof (the "LOAN AGREEMENT") among Borrower, Guarantor and Lender, Lender has agreed to lend Borrower $_________________ (the "LOAN").

Guarantor therefore guarantees and agrees as follows:

         1. GUARANTY. In order to induce Lender, and in consideration thereof, to enter into the Loan Agreement with Borrower, and any future agreements with Borrower, Guarantor unconditionally, absolutely and irrevocably guarantees to Lender the due and punctual payment, performance and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) any and all present and future Obligations of Borrower to Lender, including, but not limited to, the repayment to Lender of all sums presently due and owing and of all sums that in the future become due and owing from Borrower under the Loan Agreement. This guaranty of the Obligations includes in all cases, all such Obligations that arise after the filing of a bankruptcy petition with respect to a Borrower and all such Obligations that will become due but for the operation of (i) the automatic stay under Section 362(a) of the Bankruptcy Code, (ii) Section 502(b) of the Bankruptcy Code, or (iii) Section 506(b) of the Bankruptcy Code, including, but not limited to, interest accruing under the Loan Documents after the filing of a bankruptcy petition, whether or not allowed or allowable as a claim in the bankruptcy proceeding. This Guaranty is a guaranty of prompt and punctual payment of the Obligations, whether at stated maturity, by acceleration or otherwise and is not merely a guaranty of collection.

         2.       DEFINITIONS AND TERMS.

                  (a) DEFINITIONS. For purposes of this Guaranty, the following terms have the following definitions:

                  "BANKRUPTCY CODE" means the Bankruptcy Reform Act, Title 11 of the United States Code, as amended from time to time, or any successor statute.

                  "BORROWER" includes the Borrower named in Recital A hereof and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of

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the named Borrower under the Loan Documents, including, but not limited to, the trustee and the debtor-in-possession in any bankruptcy or similar proceeding involving the named Borrower.

                  "EVENT OF DEFAULT" has the meaning specified in the Loan Agreement.

                  "LIEN" has the meaning specified in the Loan Agreement.

                  "LOAN AGREEMENT" means the Loan and Security Agreement described in Recital A hereto, and all extensions, addenda, supplements, amendments, and modifications to the Loan Agreement.

                  "LOAN DOCUMENTS" has the meaning specified in the Loan Agreement.

                  "PERSON" has the meaning specified in the Loan Agreement.

                  "OBLIGATIONS" of Borrower has the meaning specified in clauses
(i), (ii), (iii) and (iv) of the definition of Obligations contained in the Loan Agreement as such apply to the Loan Agreement and any Other Loan Agreement entered into by Guarantor as of the date hereof, unlimited by any limitation as to the liability of Borrower contained therein.

                  "PROPERTY" means any interest of any Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "UCC" means the Uniform Commercial Code (or any successor statute) of the State of California or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests, as such statutes are in effect during the term hereof.

                  (B) OTHER TERMS. All other undefined terms contained in this Guaranty unless the context indicates otherwise have the meanings provided for the UCC to the extent the same are used or defined therein. Wherever appropriate in the context, terms used in herein in the singular also include the plural, and VICE VERSA, and each masculine, feminine, or neuter pronoun shall also include the other genders and references to the part shall include the whole. The term "including" is not limiting and the term "or" has the inclusive meaning represented by the term "and/or." The words "hereof," "herein," "hereunder," and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty.

         3. RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor for the Obligations to the extent described in Section 1 hereof, from time to time to:

                  (a) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations; grant other indulgences to Borrower in respect thereof; or modify in any manner any documents (other than this Guaranty) relating to the Obligations;



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                  (b) declare all Obligations due and payable upon the
occurrence of an Event of
Default;

                  (c) take and hold security for the performance of the Obligations and exchange, enforce, waive and release any such security;

                  (d) apply and reapply such security and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine;

                  (e) release, surrender or exchange any deposits or other Property securing the Obligations or on which Lender at any time may have a Lien; release, substitute or add any one or more endorsers or guarantors of the Obligations; or compromise, settle, renew, extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any such endorser or guarantor or other Person who is now or may hereafter be liable on any Obligations or release, surrender or exchange any deposits or other Property of any such Person;

                  (f) apply payments received by Lender from Borrower to any Obligations, in such order as Lender determines, in its sole discretion, whether or not any such Obligations are covered by this Guaranty; and

                  (g) assign this Guaranty in whole or in part.

         4.       GUARANTOR'S WAIVERS.

                  (a)      Guarantor waives:

                         (1) any defense based upon any legal disability or
other defense of Borrower, or by reason of the cessation or limitation of the liability of Borrower from any cause (other than full payment of all Obligations), including, but not limited to, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, and usury;

                         (2) any defense based upon any legal disability or
other defense of any other guarantor or other Person;

                         (3) any defense based upon any lack of authority of the
officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower;

                         (4) any defense based upon the application by Borrower
of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

                         (5) any defense based on Guarantor's rights, under
statute or otherwise, to require Lender to sue Borrower or otherwise to exhaust its rights and remedies against Borrower or any other Person or against any collateral before seeking to enforce this Guaranty;


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                         (6) any defense based on Lender's failure at any time
to require strict performance by Borrower of any provision of the Loan Documents or by Guarantor of this Guaranty. No such failure waives, alters or diminishes any right of Lender thereafter to demand strict compliance and performance therewith. Nothing contained herein prevents Lender from foreclosing on the Lien of any deed of trust, mortgage or other security agreement, or exercising any rights available to Lender thereunder, and the exercise of any such rights does not constitute a legal or equitable discharge of Guarantor;

                         (7) any defense arising from any act or omission of
Lender which changes the scope of Guarantor's risks hereunder;

                         (8) any defense based upon Lender's election of any
remedy against Guarantor or Borrower or both; or any defense based on the order in which Lender enforces its remedies;

                         (9) any defense based on (A) Lender's surrender,
release, exchange, substitution, dealing with or taking any additional collateral, (B) Lender's abstaining from taking advantage of or realizing upon any Lien or other guaranty, and (C) any impairment of collateral securing the Obligations, including, but not limited to, Lender's failure to perfect, or maintain the perfection or priority of, a Lien in such collateral;

                         (10) any defense based upon Lender's failure to
disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay the Obligations;

                         (11) any defense based upon any statute or rule of law
which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

                         (12) any defense based upon Lender's election, in any
proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute;

                         (13) any defense based upon any borrowing or any grant
of a Lien under Section 364 of the Bankruptcy Code;

                         (14) any defense based on Lender's failure to be
diligent or to act in a commercially reasonable manner, or to satisfy any other standard imposed on a secured party, in exercising rights with respect to collateral securing the Obligations;

                         (15) notice of acceptance hereof; notice of the
existence, creation or acquisition of any Obligation; notice of any Event of Default; notice of the amount of the Obligations outstanding from time to time; notice of any other fact which might increase Guarantor's risk; diligence; presentment; demand of payment; protest; filing of claims with a court in the event of Borrower's receivership or bankruptcy and all other notices and demands to which


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Guarantor might otherwise be entitled (and the same do not have to be made on
Borrower as a condition precedent to Guarantor's obligations hereunder);

                         (16) any defense based on errors and omissions by
Lender in connection with the administration of the Loan;

                         (17) any defense based on application of fraudulent
conveyance or transfer law or shareholder distribution law to any of the Obligations or the security therefor;

                         (18) any defense based on Lender's failure to seek
relief from stay or adequate protection in Borrower's bankruptcy proceeding or any other act or omission by Lender which impairs Guarantor's prospective subrogation rights;

                         (19) any defense based on legal prohibition of Lender's
acceleration of the maturity of the Obligations during the occurrence of an Event of Default or any other legal prohibition on enforcement of any other right or remedy of Lender with respect to the Obligations and the security therefor; and

                         (20) the benefit of any statute of limitations
affecting the liability of Guarantor hereunder or the enforcement hereof.

                  (b) The payment of all sums payable under the Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Loan Documents similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

         5. SUBROGATION. Guarantor may not exercise any right which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all the Obligations. Any amount paid to Guarantor on account of any payment made hereunder prior to the payment in full of all Obligations and termination or expiration of Lender's obligations to make any advance under the Loan must be held in trust for the benefit of Lender hereunder. So long as any Obligations remain outstanding and the Loan remains in existence, Guarantor shall refrain from taking any action or commencing any proceeding against Borrower, whether in connection with a bankruptcy proceeding or otherwise, to recover any amounts in respect of payments made to Lender under this Guaranty.

         6. BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to take. In all such cases, whether in administration, bankruptcy or otherwise, the Person


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authorized to pay such claim are directed to pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions to the extent of Guarantor's obligations hereunder; PROVIDED, HOWEVER, that Guarantor's obligations hereunder are not satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same may be held as collateral for amounts due under this Guaranty.

         7. MARSHALING OF ASSETS. Lender is under no obligation to marshal any assets in favor of Guarantor, Borrower or any other guarantor or other Person liable for the Obligations or against or in payment of any Obligations.

         8. RIGHT OF SET-OFF. Lender has a Lien upon, and a right of set-off against, all credits or other Property of Guarantor now or hereafter in the possession of or on deposit with Lender or any Person holding such Property for Lender as security for the Obligations to Lender. Every such Lien and right of set-off may be exercised without demand or notice to Guarantor. No Lien or right of set-off may be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right to set-off or to enforce such Lien, or by any delay in so doing.

         9. DISCLOSURE OF INFORMATION. If Lender elects to sell participations in the Loan and the Loan Documents, including this Guaranty, Lender may forward to each participant and prospective participant all documents and information relating to this Guaranty or to Guarantor, whether furnished by Borrower or Guarantor or otherwise.

         10. LENDER'S RECORDS. Lender's books and records with respect to the Obligations are admissible in evidence in any action or proceeding, are binding upon Guarantor for purposes of establishing the items therein set forth and constitute prima facie proof thereof.

         11. ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. The obligations of Guarantor hereunder are in addition to, and do not limit or in any way affect, the obligations of Guarantor under any other existing or future guaranties unless the other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Loan Documents. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other Person or joining Borrower or any other Person as a party to such action. This Guaranty is not secured and may not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

         12.      TERM; REVIVAL.

                  (a) This Guaranty is irrevocable by Guarantor. It is a continuing guaranty and terminates only upon the full satisfaction of the Obligations. If, notwithstanding the foregoing, Guarantor has any nonwaivable right under applicable law or otherwise to terminate or revoke this Guaranty, such termination or revocation is not effective until a written notice of such termination



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or revocation is received by Lender. Such notice does not affect the right and power of Lender to enforce rights arising prior to receipt thereof. If Lender make advances or take any other action after Guarantor's termination or revocation but prior to receipt of the requisite notice, Lender's rights with respect thereto are the same as if such termination or revocation had not occurred.

                  (b) Guarantor's liability hereunder is reinstated and revived, and the rights of Lender hereunder continue, with respect to any Obligations at any time paid by Borrower which Lender is required to restore or return upon the bankruptcy, insolvency or reorganization of Borrower or for any other reason, whether by court order, administrative order or settlement, all as though such amount had not been paid and this Guaranty is reinstated if the Loan had expired or terminated and all of the Obligations had been satisfied prior to the restoration or return of the payment.

         13. HEADINGS. All headings appearing in this Guaranty are for convenience only and must be disregarded in construing this Guaranty.

         14. CHOICE OF LAW AND VENUE. This Guaranty is deemed to have been made in the State of Pennsylvania, and the validity of this Guaranty, its construction, interpretation and enforcement, and the rights of the parties hereunder, must determined under, governed by and construed in accordance with the laws of the State of Pennsylvania, without resort to principles of conflicts of law. Guarantor and Lender consent to the jurisdiction of any local, state or federal court located in the State of Pennsylvania and waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding by such court.

         15. SERVICE OF PROCESS. Guarantor waives personal service of any process upon it and consents that all service of process may be made by registered mail, return receipt requested, directed to Guarantor at the address indicated in the Loan Agreement and service so made deemed to be completed five
(5) business days after same is (1) posted as aforesaid or (2) delivered by any other process permitted by applicable law.

         16. WAIVER OF JURY TRIAL. Guarantor and Lender each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Lender and Guarantor arising out of, connected with, related to or incidental to the relationship established between them in connection with this Guaranty or any other instrument, document or agreement executed or delivered in connection therewith or the transactions related thereto. Any such claim, demand, action or cause of action must be decided by court trial without a jury and either party may file an original counterpart or a copy of this Guaranty with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

         17. ASSIGNMENT; BINDING EFFECT. Guarantor may not assign this Guaranty without the prior written consent of Lender. This Guaranty is binding upon Guarantor, its successors and permitted assigns, and inures to the benefit of Lender and its successors, transferees and assigns.

         18. ENTIRE AGREEMENT; MODIFICATIONS. This Guaranty is intended by Guarantor and Lender to be the final, complete, and exclusive expression of the agreement between them. This


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Guaranty supersedes all prior and contemporaneous oral and written agreements relating to the subject matter hereof. Except as may be expressly contemplated hereby, no modification, rescission, waiver, release, or amendment of any provision of this Guaranty is made, except by a written agreement signed by Guarantor and Lender.

         19. SEVERABILITY. If any provision of this Guaranty is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion is be deemed severed from this Guaranty and the remaining parts remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

         20. WAIVERS; REMEDIES. No failure on the part of Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         21. CONSTRUCTION OF GUARANTY. Neither this Guaranty nor any uncertainty or ambiguity herein may be construed or resolved against Lender on the basis that this Guaranty was drafted by Lender. On the contrary, this Guaranty has been negotiated and reviewed by all parties and must be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

GUARANTOR:

U.S. DIAGNOSTIC INC.

By:      ____________________________________
         Name:
         Title:


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